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                                                                   EXHIBIT 10.70

                    EXTENSION OF LEASE OF A CONDOMINIUM UNIT

                        (Metropolitan Tower Condominium)

                                     between

                         RAUL ALARCON, JR. ("Landlord")

                                       and

                  SPANISH BROADCASTING SYSTEM, INC. ("Tenant")

         This will serve to extend that certain Lease of a Condominium unit dated August 14, 1997 by and between Raul Alarcon, Jr., as Landlord and Spanish Broadcasting System, Inc., as Tenant.

         The lease term, for purposes of this extension, shall be from September 1, 1997 through and including August 31, 2007. It is specifically agreed to and understood that Landlord has the unrestricted right upon thirty (30) days notice to Tenant, if Landlord wishes to use the Premises as his exclusive residence or if the Landlord wishes to sell the Unit; or (ii) upon ninety (90) days notice, for any reason whatsoever. Upon the expiration of the thirty (30) day or ninety
(90) day period set forth in the notice, as the case may be, Tenant must quit possession of the Unit and shall redeliver the Unit to Landlord in the same condition in which it was tendered to Tenant at the beginning of the term of the Lease, subject to reasonable wear and tear.

         All other terms and conditions, except paragraph 50 of that certain Rider to Lease of A Condominium Unit between Raul Alarcon, Jr., as Landlord, and Spanish Broadcasting System, Inc., as Tenant, shall remain in full force and effect throughout the term of this lease extension.

                                               LANDLORD

                                               /s/ Raul Alarcon, Jr.
                                               RAUL ALARCON, JR.

                                               TENANT

                                               SPANISH BROADCASTING SYSTEM, INC.

                                               By:/s/ Joseph A. Garcia

                                               Name: Joseph A. Garcia
                                                 Title: Executive Vice President
                                                     and Chief Financial Officer

DATE: November 11, 1998